UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2020

Eucrates Biomedical Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39650	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 West 55th Street, Suite 13D
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 710-5220

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, no par value, and one-third of one Warrant	EUCRU	Nasdaq Capital Market
Ordinary shares, no par value	EUCR	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	EUCRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported on a Current Report on Form 8-K of Eucrates Biomedical Acquisition Corp. (the “Company”), on October 27, 2020, the Company consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, no par value per share (the “Ordinary Shares”), and one-third of one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000. The Company granted Stifel, Nicolaus & Company, Incorporated and H.C. Wainwright & Co., LLC, the underwriters of the IPO, (the “Representatives”) a 45 day option to purchase up to 1,500,000 additional Units to cover over-allotments, if any. On November 20, 2020, the Representatives partially exercised the over-allotment option and on November 24, 2020, purchased an additional 479,626 Units (the “Over-Allotment Units”), generating gross proceeds of $4,796,260.

As previously reported on a Current Report on Form 8-K of the Company, substantially concurrent with the closing of the IPO, pursuant to the Unit Subscription Agreement, dated October 23, 2020, by and between the Company and Eucrates LLC (the “Sponsor”), the Company completed the private sale (the “Private Placement”) of an aggregate of 350,000 units (the “Private Placement Units”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,500,000. In connection with the Representatives’ partial exercise of their over-allotment option, the Sponsor purchased an additional 9,592 Private Placement Units, generating gross proceeds to the Company of $95,925.

In connection with the closing and sale of the Over-Allotment Units and 9,592 additional Private Placement Units (together, the “Over-Allotment Closing”), a total of $4,796,260 comprised of $4,700,335 of the proceeds from the closing and sale of the Over-Allotment Units (which amount includes $167,869 of the Representatives’ deferred discount) and $95,925 of the proceeds of the sale of the additional 9,592 Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 27, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on November 2, 2020. The Company’s unaudited pro forma balance sheet as of October 27, 2020, adjusted for the Over-Allotment Closing on November 24, 2020 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet as of October 27, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eucrates Biomedical Acquisition Corp.

Date: November 30, 2020	By:	/s/ Parag Saxena
		Name:	Parag Saxena
		Title:	Chief Executive Officer